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                                                             EXHBIIT 1.A.(10)(b)

                     ML LIFE INSURANCE COMPANY OF NEW YORK

                                              717 5th Avenue, New York, New York

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                                                    Variable Life Insurance                                       Policy Number
Account Number                                    Supplemental Application 1
               -------------
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A.  PROPOSED INSURED(S)
                                                                                SOC. SEC.
PROPOSED INSURED NO. 1 - FIRST NAME               MI          LAST              NUMBER
                                    -------------    --------      ------------        ----------

                                                                                SOC. SEC.
PROPOSED INSURED NO. 1 - FIRST NAME               MI          LAST              NUMBER
                                    -------------    --------      ------------        ----------
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

B.   INFORMATION ABOUT THE PROPOSED INSURED(S)                                           Proposed Insured     Proposed Insured
                                                                                             No. 1                 No. 2
1.   Has the proposed insured engaged in hand gliding, sky diving or motor vehicle
     racing in the last year, or plan to engage in any of these activities within        [] YES  [] NO         [] YES  [] NO
     the next two years?

2.   Does the proposed insured have any applications pending or any life insurance
     in force?  (If yes, list companies and amounts in Remarks.)                         [] YES  [] NO         [] YES  [] NO

3.   Has the proposed insured flown other than as a passenger in the last two
     years?                                                                              [] YES  [] NO         [] YES  [] NO
     Hours last year:    Hours 2 years ago:     Type of License:
                     ---                   ----                 ---------

4.   During the last five years, has the proposed insured consulted a physician or been examined or treated at a hospital or other medical facility for other
     than normal pregnancies?  (If yes, please list each occurrence below.  Attach       [] YES  [] NO         [] YES  [] NO
     additional page if necessary.)

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Insured No.         Facility/Doctor           City, State                    Reason/Diagnosis           Month/Year
----------     -----------------------     ---------------------        -----------------------      -----------------
----------     -----------------------     ---------------------        -----------------------      -----------------
----------     -----------------------     ---------------------        -----------------------      -----------------
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C.  REMARKS (atacht additional page if necessary)

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D.  AGREEMENT AND SIGNATURES

By signing below, you agree that to the best of your knowledge and belief, all statements and answers in this application are complete and true and may be relied upon in determining whether to issue the policy. Your answers together with your Application for Variable Life Insurance will form a part of any policy to be issued and no medical examiner or registered representative has authority to modify this agreement or waive any of ML Life Insurance Company of New York's rights or requirements.

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
SIGNED AT                                                         ON
          -----------------------------------------------            -------------------------------------------------
                CITY             STATE                                                   DATE

---------------------------------------------------------         ----------------------------------------------------
       PROPOSED INSURED NO. 1 (PARENT/GUARDIAN                           PROPOSED INSURED NO. 2 (PARENT/GUARDIAN
         IF PROPOSED INSURED IS UNDER AGE 15)                              IF PROPOSED INSURED IS UNDER AGE 15)

---------------------------------------------------------         ----------------------------------------------------
  APPLICANT/OWNER (IF OTHER THAN EITHER PROPOSED INSURED)                               AGENT WITNESS

NAME OF FINANCIAL                                                 SOC. SEC. NO.
CONSULTANT                                                        OF FINANCIAL CONSULTANT
           ----------------------------------------------                                -----------------------------

BROKER-DEALER                                                     BRANCH OFFICE/NUMBER
              -------------------------------------------                              -------------------------------
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SPECIMEN